UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  08/08/2005

REPUBLIC COMPANIES GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-51455

DELAWARE	30-0175923
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

222 Delaware Avenue, Suite 900
Wilmington, Delaware 19801
(Address of Principal Executive Offices, Including Zip Code)

(302) 658-3613
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Consistent with the Management section of the prospectus for Republic Companies Group, Inc. (the "Company"), on August 8, 2005, the closing date of the Company's initial public offering, Timothy M. Dwyer and Robert L. Edwards, resigned from the Board of Directors of the Company. Mr. Dwyer and Mr. Edwards have no disagreements with the Company or its management relating to Company operations, policies or practices and resigned in order to reduce membership on the Board of Directors from 9 directors to 7 directors.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

REPUBLIC COMPANIES GROUP, INC.

Date: August 12, 2005.	By:	/s/ Michael E. Ditto
Michael E. Ditto
Vice President and Corporate Secretary